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                                                                   EXHIBIT 23.1

                             MEDIA ARTS GROUP, INC.

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (No.333-51667, No.333-154 and No.33-87090) of Media Arts Group, Inc. of our report dated April 30, 1999, which appears on page 24 of this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP


PricewaterhouseCoopers LLP
San Jose, California
June 29, 1999